UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 18, 2007

APEX RESOURCES GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-11695	87-0403828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

299 S. Main Street, Suite 1300, Salt Lake City, Utah
(Address of principal executive offices)

84111
(Zip code)

(801) 534-4450
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT

    This amendment number 1 to Form 8-K is being filed to include Item 9.01 in the submission header, which was inadvertently withheld from the previous Form 8-K submitted.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In response to comments raised by the staff of the Securities and Exchange Commission (“SEC”) concerning the treatment of available for sale securities in the financial statements included in the Company’s amended annual report on Form 10-KSB/A No. 1 for the fiscal year ended June 30, 2007 and the financial statements included in the quarterly report on Form 10-QSB for the quarter ended September 30, 2007 and based upon comments issued by the SEC, coupled with the Company’s own internal investigation and discussions with its independent registered public accounting firm, on March 4, 2008 the Company concluded that the audited financial statements included in its annual report on Form 10-KSB, as amended, for the year ended June 30, 2007,  and the unaudited financial statements included in its quarterly report on Form 10-QSB for the period ended September 30, 2007 (collectively referred to herein as the “Financial Statements”) require restatement to correct an accounting error in accounting for available for sale securities.

During the year ended June 30, 2007 the Company received 5,892,314 shares of common stock from Omega Ventures Group, Inc. (“Omega”), an affiliated company through common management, as payment of expenses incurred on behalf of Omega in the amount of $58,923.  The Company owned  5,254,365 shares of common stock of Omega prior to receiving the 5,892,314 shares.   The Company had been reporting the historical cost of the original 5,254,365 shares at $2,428. The financial statements for the year ended June 30, 2007 and for the three months ended September 30, 2007 will be restated to record the holding gain on these shares of common stock in the amount of $50,116 for the year ended June 30, 2007.  This holding gain will be reported as Other Comprehensive Income on the Balance Sheet and the Statement of Stockholders’ Equity.

The effects of the restatement on the audited financial statements for the fiscal year ended June 30, 2007 are as follows:

Balance Sheets

	Originally Reported	Restatement Adjustment	Restated Balances
For the year ended June 30, 2007

Available for Sale Securities	$61,351	$50,116	$111,467
Total Assets	$295,687	$50,116	$345,803
Other Comprehensive Income	$-0-	$50,116	$50,116
Deficit Accumulated during the
Exploration Stage	$(9,395,266)	$-0-	$(9,395,266)
Total Liabilities and Stockholders
Equity	$295,687	$50,116	$345,803

The effects of the restatement on the unaudited financial statements for the period ended September 30, 2007 are as follows:

Balance Sheet

	Originally Reported	Restatement Adjustment	Restated Balances
For the period ended September 30, 2007

Available for Sale Securities	$61,351	$50,116	$111,467
Total Assets	$326,488	$50,116	$376,604
Other Comprehensive Income	$-0-	$50,116	$50,116
Deficit Accumulated during the
Exploration Stage	$(9,623,228)	$-0-	$(9,395,266)
Total Liabilities and Stockholders
Equity	$326,488	$50,116	$376,604

Because of the restatement, the Financial Statements should no longer be relied upon.

The Company will resolve the errors by the filing of a Form 10-KSB/A No. 2, including restated audited financial statements for the fiscal year ended September 30, 2007 and a Form 10-QSB/A No. 1, including restated unaudited financial statements for the period ended September 30, 2007 with the SEC as soon as practicable.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2007 Mr. John Hickey tendered his resignation as a member of the board of directors of the Company.  Following discussion with the board of directors, Mr. Hickey agreed to stay on in his capacity as a director until the filing of the Company’s amended annual report for the year ended June 30, 2006.  That report was filed on October 18, 2007 following which, Mr. Hickey’s resignation as a director of the Company became effective.  Mr. Hickey resigned from his positions as an officer of the Company on November 14, 2007 following the filing of the Company’s quarterly report for the quarter ended September 30, 2007.   Mr. Hickey was not a member of any committee of the board of directors.  Mr. Hickey  resigned for health reasons and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 17.1	Correspondence on departure of officer and director John Hickey

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

APEX RESOURCES GROUP, INC.

Date: March 13, 2008	By:	/s/ John R. Rask
John R. Rask, President